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                                                                   Exhibit 10(r)


                                 LEASE AGREEMENT



         THIS AGREEMENT entered into this 29th day of August, 1997, between WATSON REAL ESTATE HOLDINGS, L.P., A COLORADO LIMITED PARTNERSHIP, hereinafter designated as "Owner" and OMEGA HEALTH SYSTEMS OF ILLINOIS, INC., A CORPORATION, hereinafter designated as "Lessee";

         WITNESSETH:

         WHEREAS, the Owner owns real estate which is presently improved with a building suitable for an Eye Care Center,

         WHEREAS, the Owner desires to lease the premises to the Lessee, named herein; and

         WHEREAS, the Lessee desires to lease the premises in accordance with the terms contained herein.

         NOW THEREFORE, it is agreed by and between the parties as follows:

         1. Lease Term: The term of this Lease shall commence on September 1, 1997, and the original term shall continue for a period of ten (10) years, the premises to be occupied and leased by the Lessee for an Eye Care Center, and for any purposes related thereto or incidental thereto.

         2. Premises Leased: The premises leased hereunder are commonly known as 600 North Logan, Danville, Illinois, and are legally described as:

         Lots 1, 2, 3, 4, 5, 6, and 7 in J. H. Converse's Third Addition to Danville, Vermilion County, Illinois.

         3. Rent: Lessee shall pay to Owner at Owner's address at 600 North Logan, Danville, Illinois, or at such other place as is designated from time to time by Owner, rental payments during the original term of the Lease as follows:

         (a) Fixed Rental: The sum of One Million Six Hundred Twenty Thousand Dollars ($1,620,000.00) for the original term of the Lease payable in monthly installments of Thirteen Thousand Five Hundred Dollars ($13,500.00) per month commencing September 1, 1997, and a like sum each and every month thereafter.



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         4. Services: Owner shall not be obligated to furnish and Lessee shall be obligated to furnish all heat, electricity, water, gas, refuse hauling, and any other services required by Lessee in conducting Lessee's business on the premises, all at Lessee's expense.

         5. Owner's Title: Nothing herein contained shall empower Lessee to do any act which can, may or shall cloud or encumber Owner's title. Lessee's rights are and shall always be subordinate to the lien of any mortgage or mortgages now or hereafter placed upon the premises and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute such further instruments subordinating this Lease to the lien or liens of any such mortgage or mortgages or to any such underlying lease or leases as shall be requested by Owner. Lessee hereby irrevocably appoints owner as Attorney-in-Fact for Lessee with full authority to execute and deliver in the name of Lessee any such instrument or instruments. Owner agrees that it will not place a first mortgage lien on the premises which will call for monthly payments exceeding the amount of the fixed monthly rental payment. If Owner should default on any mortgage payment, Lessee may divert its rental payments to the mortgage company for the purpose of preventing a default under the mortgage and for the purpose of protecting its position as Lessee.

         It is agreed and understood that an essential part of this Lease Agreement includes the covenant of quiet enjoyment of the leased premises by Lessee.

         6. Reserved Rights: Owner reserves the following rights:

         (a) To enter the premises or any part thereof at reasonable hours to make inspections, and such reasonably necessary repairs, alterations or additions in or to the premises or the improvements thereon, as are necessary to the profitable conduct of the Lessee's business operations, to exhibit the premises to prospective tenants, purchasers, or others, and to perform any acts related to the safety, protection, preservation, reletting, sale or improvements of the premises or the improvements thereon; and

         (b) During the last ninety (90) days of the original term or any renewal thereof, if during or prior to that time Lessee vacates the premises, or at any time after Lessee abandons the premises, to enter and decorate, remodel, repair, alter or otherwise prepare the premises for reoccupancy. The exercise of any reserved right by Owner shall never be deemed an eviction or disturbance of Lessee's use and possession of the premises and shall never render Owner liable in any manner to Lessee or to any other person.

         7. Waiver of Claims: Owner and Owner's agents and servants shall not be liable, and Lessee waives all claims against such persons, for damage to person or property sustained by Lessee or any occupant of the premises resulting from the premises or any improvement built thereon, becoming



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out of repair, or resulting from any accident in or about the premises, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the premises or of any other person, including Owner's agents and servants. This Section shall apply specifically, but not exclusively, to the flooding of surface areas, and to damage caused by sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Owner or of Lessee, or any other occupants of the premises and whether such damage be caused or result from anything or circumstance abovementioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the demised premises or to the improvements thereon or any part thereof, or whether to Owner or to other persons, result from any acts or neglect of Lessee, the Owner may, at Owner's option, repair such damage and Lessee shall, upon demand by Owner, reimburse Owner forthwith for the total cost of such repairs. All Property belonging to Lessee that is on the premises or in the improvements thereon, shall be there at the risk of Lessee and the Owner shall not be liable for damage thereto or theft or misappropriation thereof. Any and all property which may be removed from the premises by Owner pursuant to the authority of this Lease or of law, to which Lessee is or may be entitled, may be handled or removed by Owner at the risk, cost and expense of Lessee, and Owner shall in no event be responsible as warehousemen, bailee or otherwise for any property left in the premises or the improvements thereon by Lessee, or for the value, preservation or safekeeping thereof. Lessee shall pay to Owner, upon demand, any and all expenses incurred in any such removal of Lessee's property. This Section specifically does not apply to claims for damages to person or property which might accrue to Lessee against any person, firm or corporation who shall furnish labor and/or materials in the course of construction of the building to be constructed on the leased premises or against Owner's architect arising from the design and supervision of construction of such building.

         8. Holding Over: Lessee shall pay to Owner, as liquidated damages, for each day that Lessee retains possession of the premises or any part thereof after termination of the term of this Lease or extension thereof by lapse of time or otherwise, an amount equal to double the per diem fixed rent specified in paragraph 3.(a) above, and interest thereon from the date of termination until paid; or if and only if Owner serves written notice upon Lessee of Owner's election thereof, such holding over shall constitute renewal of this Lease for one (1) year. Owner's acceptance of any rent after holding over begins does not renew this Lease. This provision does not waive Owner's right of re-entry or any other right hereunder.

         9. Subletting or Assignment: Lessee shall not, without the prior written consent of owner, which consent shall not be unreasonably withheld, allow or permit any transfer of this Lease or any interest under it or any lien upon Lessee's interest by operation of law, or assign or convey this Lease or any interest under it, or sublet the premises or any part thereof, or permit the use or occupancy of the premises or any part thereof by anyone other than Lessee.



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         10. Condition of the Premises: Lessee will, prior to taking possession of the premises, be satisfied with the condition thereof, and the taking of possession shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession hereunder. No promise of the Owner to alter, remodel, improve, repair, or decorate the premises or any part thereof, and no representation respecting the condition of the premises of the improvements thereon, has been made by the Owner to Lessee, unless the same is contained herein or made a part hereof. The Owner does agree to present the premises to Lessee in "broom clean" condition, with all walls, ceilings and floors to be in normal condition, ordinary wear and tear excepted, it being recognized that the previous tenant has occupied the premises for several years. At the termination of this Lease by lapse of time or otherwise, Lessee shall return the premises, the improvements thereon, and the fixtures therein in as good condition as when Lessee took possession, ordinary wear and tear excepted, failing which Owner may restore the premises, improvements, and fixtures to such condition and Lessee shall pay the cost thereof upon request.

         11. Alterations: Lessee shall not make any alteration in or additions to the premises, without Owner's advance written consent in each and every instance. Whenever such consent is sought and before any contract is let or any work is done or any materials are delivered on the premises, Lessee shall comply with Owner's request for plans, specifications, names and addresses or contractors, copies of contracts, necessary permits and indemnification in form and amount satisfactory to Owner against liens, costs, damages and expenses of all kinds, and Lessee shall permit Owner to supervise construction alterations. Owner's decision to refuse any consent shall be conclusive. Lessee shall pay the cost of all such installations, alterations and additions, if permitted by Owner in the expense of the maintenance and operation thereof. All installations, additions, hardware non-trade fixtures and improvements, temporary or permanent, in and upon the premises, whenever and whether placed there by Lessee or Owner, shall be and become Owner's property and shall remain upon the premises upon termination of the term by lapse of time or otherwise, all without compensation, allowance or credit to Lessee; provided, however, if prior to such termination or within ten (10) days thereafter, Owner so directs by notice, Lessee shall promptly remove the installations, additions, hardware, non-trade fixtures and improvements which were placed on the premises by Lessee and which are designated in the notice, failing which, Owner may remove the same and Lessee shall pay the costs thereof. Any damage caused by Lessee to the premises by the removal of any of the aforenamed items, or any other item, will be repaired in such a way as to restore the improvements to their original condition prior to the installation of the items removed, at Lessee's expense. If Lessee does not remove Lessee's furniture, window treatments, trade fixtures or other personal property of all kinds from the premises prior to the end of the term, however ended, Lessee shall be conclusively presumed to have conveyed the same to Owner under this Lease as a Bill of Sale without further payment or credit by Owner to Lessee.

         12. Use of the Premises: Lessee will occupy and use the premises for the purpose above specified and none other, conducting Lessee's customary business activities therein during reasonable hours for the business in the vicinity where located, except when prevented by strikes,



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fire, casualty or other causes beyond Lessee's reasonable control and except during reasonable periods for repairing, cleaning and decorating the premises. Lessee shall not sell, store or give away any alcoholic liquor, as defined in the Illinois Liquor Control Act, unless Lessee has first obtained Dram Shop Insurance showing coverage to the full statutory amount for the Lessee and for the Owner, and the Owner in this regard, shall be named as an insured party. Lessee shall not exhibit, sell or offer for sale, use, rent or exchange on the premises or in the improvements thereon, any article, thing or service except those ordinarily embraced within the stated use of the premises; and will not make or permit any use of the premises which, directly or indirectly, is forbidden by public law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property, or which may invalidate any policy of insurance carried on the premises or covering business operation on the premises.

         Lessee shall maintain the premises in a clean and orderly and attractive condition. Lessee shall not make or permit any noise or odor that is objectionable to the public to emanate from the premises and shall not create or maintain a nuisance thereon. Lessee shall not overload any floor. Lessee shall maintain the heat at a temperature sufficient to prevent the freezing of water and plumbing fixtures and all other damage caused by low temperatures.

         13. Repairs and Maintenance: (a) Lessee shall, during the original term and renewal thereof, at Lessee's own expense, keep the premises and the improvements thereon in good order, condition and repair. If Lessee does not make repairs promptly and adequately, the Owner may but need not, make repairs, and Lessee shall pay promptly the reasonable cost thereof, including overtime and other expense if Owner makes such repairs, at times other than ordinary business hours. At any time or times, Owner, either voluntarily or pursuant to governmental requirement, may, at Owner's expense, make such repairs, alterations or improvements in and to the premises, or the improvements thereon, as may be reasonably necessary to the conduct of Lessee's business operations or required by governmental authority, such operations to be conducted so as to minimize interference with the conduct of Lessee's business operations and Owner shall not be liable to Lessee by reason of interference, inconvenience, annoyance or loss of business arising therefrom.

         (b) Notwithstanding any other provision in this Agreement, the Owner shall be responsible to maintain, repair, and as necessary replace (i) the heating, ventilation, and air conditioning systems; (ii) the parking lot and related exterior areas; and (iii) the roof, the foundation, and the overall structural integrity of the building.

         14. Insurance and Untenantability: The Lessee agrees, at Lessee's expense, to maintain fire and casualty insurance on the premises, including all improvements thereon and including the contents therein, which shall provide insurance coverage in an amount not less than ninety (90) percent of the replacement cost of said building and improvements and the contents therein, with an insurance company acceptable to the Owner, and said policy or policies shall show the Owner as an


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insured party. In addition, any lender holding a valid mortgage lien against the premises shall be shown as an additional insured party.

         In addition thereto, the Lessee agrees to maintain, at Lessee's expense, liability insurance coverage in an amount of not less than $500,000.00/$1,000,000.00, and to name the Owner as an additional insurance party in the event of claims resulting from the ownership of said property.

         If the improvements on the premises are made wholly untenantable by fire or other casualty, the Owner may elect to terminate this Lease as of the date of the fire or casualty by notice to Lessee within thirty (30) days after that date, and the proceeds of the fire and casualty insurance coverage covering the improvements and permanent fixtures shall be assigned to Owner, or to take the proceeds from the insurance policy or policies and repair, restore, or rehabilitate the improvements on the premises at Owner's expense, within one hundred twenty (120) days after Owner is able to take possession of the premises and to undertake reconstruction or repairs, in which latter event, the Lease shall not terminate but rent shall be abated on a per diem basis while the premises are untenantable. If Owner so elects to repair, restore, or rehabilitate, Owner shall send notice to Lessee within twenty (20) days after its election notifying Lessee of its intent and shall state the date upon which the one hundred twenty (120) day period commenced (the date upon which Owner took possession for the purpose of repair). If Owner elects so to repair, restore or rehabilitate the improvements on the premises, and does not substantially complete the work within the one hundred twenty (120) days period, either party can terminate this Lease as of the date of the fire or casualty by notice to the other party not later than one hundred thirty (130) days after Owner is able to take possession of the injured premises and to undertake reconstruction or repairs. If the demised premises shall be partially damaged by fire or other casualty without the fault or neglect of Lessee, Lessee's servants, employees, agents, visitors or licensees, the premises shall be repaired, restored or rehabilitated, by use of the proceeds from the insurance policy or policies, and rent until the damaged portion of the premises is ready for occupancy by Lessee shall be apportioned according to the part of the demised premises which is usable by Lessee. In all cases, due allowance shall be made for reasonable delay which may be caused by adjustment of insurance, strikes, labor difficulties or any cause beyond Owner's control.

         If Lessee adds an addition to the building being leased, and if Owner elects not to repair, restore or rehabilitate, it is agreed and understood that the Lessee shall be entitled to a pro rata share of the proceeds based on its addition to the building, if Lessee has maintained sufficient insurance to cover ninety (90) percent of the replacement cost of the building and improvements, including Lessee's addition.

         15. Eminent Domain: If the whole or any substantial part of the demised premises shall be taken or condemned by any competent authority for any public use or purpose, the term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award. Current rent shall be apportioned


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as of the date of such termination. But Lessee shall be entitled to any award for actual Tenant damages.

         16. Taxes: Lessee shall pay, at Lessee's expense, all general real estate taxes levied against the demised premises. In addition, all special assessments, levied against the demised premises and assessed during the term of the Lease shall be paid by Lessee making all installment payments accruing during the term of the Lease or any renewals thereof. The general real estate taxes for the year in which this lease term begins and Lessee actually takes possession, shall be pro-rated so that the Owner pays for the general real estate taxes up to the time of Lessee taking possession and Lessee pays for the general real estate taxes thereafter and for each and every year thereafter during the term of this lease, and any renewal thereof.

         17. Remedies: All rights and remedies of Owner herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

         (a) In the event that Lessee be by any Court adjudged bankrupt, or insolvent, or upon the Lessee's making an assignment for the benefit of creditors, then and in any such event Owner may, if Owner so elects but not otherwise, and with or without notice of such election, and with or without entry or other action by Owner, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Owner shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent reserved under the provisions of Section 3 of this Lease for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term actually realized by Owner.

         (b) If Lessee defaults in the payment of rent or in the full performance of any other provision of this Lease and such default shall continue for twenty-one (21) days after written notice of the nature of such default from Owner to Lessee, Owner may, if Owner so elects, but not otherwise, and upon further written notice to Lessee of such election, forthwith terminate this Lease and Lessee's right to possession of the premises. If the leasehold interest of Lessee be levied upon under execution or be attached by process of law, or if Lessee makes an assignment for the benefit of creditors, or if Lessee abandons the premises, then and in any such event Owner may, if Owner so elects but not otherwise, and with or without notice of such election and with or without any demand whatsoever, forthwith terminate this Lease and Lessee's right to possession.

         (c) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Lessee's right to possession without termination of this Lease, Lessee shall surrender possession and vacate the premises immediately, and deliver possession thereof to Owner, and hereby grants to Owner full and free license to enter into and upon the premises in such event with or without process of law and to repossess the premises and to remove Lessee and any others who may be occupying the premises and to remove any and all property therefrom, without being deemed guilty of trespass, eviction or forcible entry and detainer, and without relinquishing Owner's right


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to rent or any other right given to Owner hereunder or by operation of law.
Except as described in paragraph b of this section, Lessee expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of Owner's election to terminate this Lease or to re-enter the premises, including any and every form of demand and notice prescribed by any statute and agrees that the simple breach of any provision of this Lease by Lessee shall, of itself, without the service of any notice or demand, constitute a forceable detainer by Lessee of the premises within the meaning of the statutes of the State of Illinois.

         (d) If Lessee abandons the premises or otherwise entitles Owner so to elect, and Owner elects to terminate Lessee's right to possession only, without terminating the Lease, Owner may at Owner's option enter the premises, remove Lessee's property, and take and hold possession thereof as in paragraph (c) of this Section provided, without such entry and possession terminating the Lease or releasing Lessee, in whole or in part from Lessee's obligation to pay the rent hereunder for the full term, and in any such case, Lessee shall pay forthwith to Owner an amount equal to the then present value of the rent reserved under the provision of Section 3 of this Lease for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term actually realized by Owner, plus any other sums then due hereunder. Upon and after entry and the possession without termination of this Lease, the Owner may, but need not, relet the premises or any part thereof for the account of Lessee to any person other than Lessee for such rent, for such time and upon such terms as Owner, in Owner's sole discretion shall determine. Owner shall not be required to accept any tenant offered by Lessee or to observe any instructions given by Lessee about such reletting. If the consideration collected by Owner upon any such reletting for Lessee's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the cost of any repairs or alterations, Lessee shall pay to the Owner the amount of each monthly deficiency upon demand plus any such expenses.

         (e) Lessee shall pay upon demand all Owner's costs, charges and expenses, including the fees of counsel, agents and others retained by Owner, incurred in successfully enforcing Lessee's obligations hereunder or incurred by Owner in any litigation, negotiation or transaction in which Lessee causes Owner, without Owner's fault, to become involved or concerned. In the same manner, Owner shall be obligated to pay to Lessee any fees of counsel, agents or others retained by Lessee to enforce Owner's obligations hereunder, or incurred by Lessee in any litigation, negotiation or transaction in which Owner causes Lessee, without Lessee's fault, to become involved or concerned.

         (f) In the event any lien upon Owner's title results from any act or neglect of Lessee, and Lessee fails to remove said lien within ten (10) days after Owner's notice to do so, or post bond or other security in an amount sufficient to satisfy such lien, Owner may remove the lien by paying the full amount thereof or otherwise and without any investigation or contest or the validity thereof, and Lessee shall pay Owner upon request the amount paid out by Owner including Owner's costs, expenses and counsel fees.


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         (g) This Lease shall constitute an agreement by the parties that grants
Owner a security interest in all present and future personal property, improvements, trade fixtures, and non-trade fixture items installed or placed on the premises, unless Owner specifically waives such security interest, or agrees to take a subordinate security interest.

         18. Option for Renewal Terms: The Owner agrees that Lessee shall have and is hereby granted two successive options to extend the term of this lease for any period or time not exceeding five (5) years on each such option, such renewal term to begin respectively upon the expiration of the original term of this Lease or upon the end of the first renewal term, and all the terms, covenants and provisions of this Lease shall apply to each and such renewal term. If the Lessee shall elect to exercise the aforesaid options, it shall do so by giving to the Owner notice in writing of its intention to do so not later than 120 days prior to expiration of the original term or the renewal term, and in said notice shall state the date to which it elects to extend the renewal term of this Lease.

         In the event the Lessee exercises its option to renew the Lease, it is agreed and understood that the rent will be adjusted in accordance with increases in the Consumer Price Index from the commencement date of the original term to the end of the original term, and in the same manner, any increase in the Consumer Price Index from the beginning of the first renewal term to the end of the first renewal term. The percentage increase of the Consumer Price Index for those two periods will be applied to the most recent rental amount, and said percentage amount shall be added to the original rent, and the total will constitute the new rent for each renewal term.

         19. General: No receipt of money by the Owner from Lessee after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the premises, shall renew, reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit. No waiver of any default by Lessee hereunder shall be implied from any omission by Owner to take any action on account of such default if such default persists or be repeated, and no express waivers shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein completed. The invalidity or enforceability of any provision hereof shall not affect or impair any other provision. Each provision of this Lease Agreement shall extend to and shall, as the case may require, bind and inure to the benefit of Owner and Lessee and their respective heirs, legal representatives, successors


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and assigns, and shall bind assigns in the event this Lease has been assigned with the express written consent of Owner. The headings of the Sections are for convenience only and do not define, limit or construe the contents of the Section.

         IN WITNESS WHEREOF, the Owner and Lessee have duly executed and affixed their respective signatures to this Lease on the day and year first written above.

                               OWNER:

                               WATSON REAL ESTATE HOLDINGS, L.P.:


                               By:
                                   --------------------------------------------
                                   David M. Dillman, General Partner.

                               By:
                                   --------------------------------------------
                                   Cheryl Vergin, General Partner.


                               LESSEE:

                               OMEGA HEALTH SYSTEMS OF ILLINOIS, INC.:


                               By:
                                   --------------------------------------------
                                   Ronald L. Edmonds, Executive Vice President.


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